SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECUTITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 1, 1997

                       THE SINGING MACHINE COMPANY, INC.
          ------------------------------------------------------------
          EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS COMPANY CHARTER


   DELAWARE                          0-24968                    95-3795478
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State or other                 Commission File No.            IRS Employment
jurisdiction of                                              Identification No.
incorporation

                               1551 W. COPANS ROAD
                                   SUITE 100
                          POMPANO BEACH, FLORIDA 33064
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                     Address of principle executive offices

                                 (954) 968-8006
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              Registrant's telephone number, including area code

                        THIS DOCUMENT CONTAINS 4 PAGES.
                        THE EXHIBIT INDEX IS ON PAGE 4.


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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         On April 11, 1997 The Singing Machine Company, Inc. (The "Company") filed for Chapter 11 protection under the United States Bankruptcy Code in the Southern District of Florida U.S. Bankruptcy Court. A copy of the Company's press release is attached to this report as Exhibit (1).

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         On March 26, 1997, Eugene Settler, resigned his board seat as a director of the Singing Machine Company, Inc.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial Statements of business acquired: not applicable.

         (b)   Proforma Financial information: not applicable

         (c)   Exhibits.

               (1) Press Release of The Singing Machine Company, Inc. Dated April 11, 1997.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE SINGING MACHINE COMPANY, INC.



                                        By: /s/ EDWARD STEELE
                                           ------------------------
                                           Edward Steele
                                           Chief Executive Officer
                                           (Principal Financial and Principal
                                           Accounting Officer)

Dated:  May 1, 1997

                               INDEX TO EXHIBITS


                                                                SEQUENTIALLY
EXHIBIT                                                            NUMBERED
NUMBERED  DESCRIPTION                                                PAGE
--------  -----------                                           ------------

    1     Press Release of The Singing Machine Company, Inc.
          Dated April 11, 1997.